SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                    July 26, 1999

ADVANTA Mortgage Loan Trust 1999-1

New York                          333-52351-05                  Pending

c/o ADVANTA Mortgage Corp., USA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, CA  92127

(858) 676-3099



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the June, 1999 Monthly Period of the Trust in respect of the Mortgage Loan Asset-Backed Certificates, Series 1999-1
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1999 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                 Exhibit No.                    Exhibit

                             1. Monthly Report for the June, 1999 Monthly
                                period relating to the Mortgage Loan Asset-
                                Backed Certificates Series 1999-1, Class A issued by the ADVANTA Mortgage Loan
                                Trust 1999-1.


                                                EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the June, 1999 Monthly
                 Period relating to the Mortgage Loan Asset-Backed Certificates, Series 1999-1, Class A issued by the ADVANTA Mortgage Loan Trust 1999-1.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1999-1

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ H. John Berens
                 H. John Berens
                 Senior Vice President
                 Advanta Mortgage



    July 30, 1999

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1999-1

                            Statement to Certificateholders

                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest        Principal      Total
A-1                  125,000,000    111,914,004.           558,6      6,828,358        7,386,996.35
A-2                    82,000,00      82,000,000           408,6                          408,633.33
A-3                    44,000,00      44,000,000           223,6                          223,666.67
A-4                    83,000,00      83,000,000           435,7                          435,750.00
A-5                    26,000,00      26,000,000           145,8                          145,816.67
A-6                    40,000,00      40,000,000           211,0                          211,000.00
A-7                  400,000,000    383,645,288.        1,771,56      9,660,196      11,431,758.81
B                                                                                                      -
BS                                                                                                     -
R                                                                                                      -

Totals               800,000,000    770,559,292.        3,755,06    16,488,555.      20,243,621.83

                                                Current         Pass-Through
                 Realized       Deferred        Principal       Rates
Class            Losses         Interest        Balance         Current        Next
A-1                                                 105,085,645.      5.990000%       5.990000%
A-2                                                   82,000,000      5.980000%       5.980000%
A-3                                                   44,000,000      6.100000%       6.100000%
A-4                                                   83,000,000      6.300000%       6.300000%
A-5                                                   26,000,000      6.730000%       6.730000%
A-6                                                   40,000,000      6.330000%       6.330000%
A-7                                                 373,985,091.      5.362500%       5.433750%
B                                                                     0.000000%       0.000000%
BS                                                                    0.000000%       0.000000%
R                                                                     0.000000%       0.000000%

Totals                                              754,070,736.69

                                Prior                                                          Current
                                Principal                                                      Principal
Class            CUSIP          Balance         Interest        Principal      Total           Balance
A-1                 00755WGF7         895.312035        4.469099      54.626872       59.095971     840.685163
A-2                 00755WGG5       1,000.000000        4.983333       0.000000        4.983333   1,000.000000
A-3                 00755WGH3       1,000.000000        5.083333       0.000000        5.083333   1,000.000000
A-4                 00755WGJ9       1,000.000000        5.250000       0.000000        5.250000   1,000.000000
A-5                 00755WGK6       1,000.000000        5.608333       0.000000        5.608333   1,000.000000
A-6                 00755WGL4       1,000.000000        5.275000       0.000000        5.275000   1,000.000000
A-7                 00755WGM2         959.113220        4.428905      24.150492       28.579397     934.962728
B                                       0.000000        0.000000       0.000000        0.000000       0.000000
BS                                      0.000000        0.000000       0.000000        0.000000       0.000000
R                                       0.000000        0.000000       0.000000        0.000000       0.000000

Delinquent Loan Information:
                                                                90+ Days       Loans           Loans
                                30-59           60-89           excldg f/c,REO in              in
                                Days            Days            & Bkrptcy      Bankruptcy      REO
Group I          Principal Balan        9,924,53        2,670,63         219,36        1,930,24           74,5
                 % of Pool Balan        2.57997%        0.69425%       0.05702%        0.50178%       0.01937%
                 Number of Loans             189              48              8              29              2
                 % of Loans             3.07317%        0.78049%       0.13008%        0.47154%       0.03252%
Group 2          Principal Balan      13,681,820        2,564,78         669,74        1,135,59         110,55
                 % of Pool Balan        3.61769%        0.67817%       0.17709%        0.30027%       0.02923%
                 Number of Loans             153              36              7              16              2
                 % of Loans             3.74908%        0.88214%       0.17153%        0.39206%       0.04901%


                                Loans
                                in
                                Foreclosure
Group I          Principal Balan        4,570,652.83
                 % of Pool Balan        1.18818%
                 Number of Loans              72
                 % of Loans             1.17073%
Group 2          Principal Balan        7,775,375.59
                 % of Pool Balan        2.05593%
                 Number of Loans              99
                 % of Loans             2.42588%


General Mortgage Loan Information:
                                                                    Group 1        Group II         Total
Beginning Aggregate Mortgage Loan Balance                          390,359,295.    386,632,970.   776,992,265.
Subsequent Mortgage Loans Added This Period                               0.00            0.00           0.00
Principal Reduction                                                   5,682,972        8,440,59    14,123,565.
Ending Aggregate Mortgage Loan Balance                             384,676,322.    378,192,377.   762,868,699.

Beginning Aggregate Mortgage Loan Count                                    6223            4150        10,373
Ending Aggregate Mortgage Loan Count                                       6150            4081        10,231

Current Weighted Average Coupon Rate                                 10.252341%       9.913541%     10.083753%
Next Weighted Average Coupon Rate                                    10.246858%       9.904780%     10.077273%

Mortgage Loan Principal Reduction Information:
                                                                    Group 1        Group II         Total
Scheduled Principal                                                      708,10           424,3      1,132,476
Curtailments                                                                                (1,           (1,9
Prepayments                                                           4,974,867        7,959,74    12,934,608.
Repurchases/Substitutions                                                 0.00            0.00
Liquidation Proceeds                                                      0.00       58,479.28      58,479.28
Other Principal                                                           0.00            0.00           0.00
Amounts Remaining in Pre-Funding Account at end of pre-funding p          0.00            0.00           0.00

Less: Realized Losses                                                     0.00            0.00           0.00

Total Principal Reduction                                          5,682,972.45    8,440,592.97  14,123,565.42

Servicer Information:
                                                                    Group I        Group II         Total
Accrued Servicing Fee for the Current Period                             162,64           161,0         323,74
Less: Amounts to Cover Interest Shortfalls                                  1,2       2,492.27             3,7
Less: Delinquent Service Fees                                              36,4            36,2           72,6
Collected Servicing Fees for Current Period:                             124,97           122,3         247,33

Advanced Principal                                               N/A            N/A                      0.00
Advanced Interest                                                        750,77           716,1      1,466,953

                                Other                            Interest
                 Prepayment     Unscheduled                     Carry
                 Principal      Principal                       Forward
Class            Distributed    Distributed                     Amount
A-1                      4,974,8                        -                             -
A-2                                                     -                             -
A-3                                                     -                             -
A-4                                                     -                             -
A-5                                                     -                             -
A-6                                                     -                             -
A-7                      7,578,0            33,090.52                                 -

Total                  12,552,90            33,090.52                                 -

                                                                     Over-
                      Has a                      Specified Over-  Collateral.        Over
                  Trigger Event                   Collateral.      Increase      Collateral.
                    Occurred                         Amount         Amount          Amount
Group I                NO                             14,000,000      1,145,386        4,590,677.33
Group II               NO                             25,800,000      1,219,603        4,207,285.78

Total                                                 39,800,000      2,364,990        8,797,963.11
Overcollateralization Amounts do not include Pre-Funding Amounts

MISCELLANEOUS INFORMATION:
                                                                    Group I        Group II         Total
Insured Payment                                                           0.00            0.00           0.00
Realized Losses                                                           0.00            0.00           0.00
60+ Day Delinquent Loans (Excluding F/C, REO & Bankruptcy)        2,889,991.04    3,234,532.07   6,124,523.11
Book Value of REO Loans                                              78,194.00      116,931.00     195,125.00

Pool Cumulative Realized Losses - Avg of 12 Preceeding Remittance Period                                    0%
Pool Cumulative Realized Losses - % of Mortgage Loans as of Cut-Off Date                                    0%
Class A-7 Supplemental Interest Amount                                                                   0.00

TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                          4,989,555.32

                 Principal Collected:                               14,065,086.14

                 Insurance Proceeds Received:                                         -

                 Net Liquidation Proceeds:                                 58,479.28

                 Delinquency Advances on Mortgage Interest:           1,466,953.07

                 Delinquency Advances on Mortgage Principal      N/A

                 Substitution Amounts:                                                -

                 Trust Termination Proceeds:                                          -

                 Investment Earnings on Certificate Account:                7,630.85

                 Capitalized Interest Requirement                                     -

                 Capitalized Interest Fund Earnings                                   -

                 Capitalized Interest Account                                         -

                 Investment Earnings on Pre-funding Account                           -

                 Pre-Funding Account                                                  -

                 Sum of the Above Amounts:                                           20,587,704.66

LESS:

                 Servicing Fees (including PPIS):                        251,089.83

                 Dealer Reserve:                                                      -

                 Trustee Fees:                                              5,018.07

                 Insurance Premiums:                                       87,974.92

                 Reimbursement of Delinquency Advances:                               -

                 Reimbursements of Servicing Advances:                                -

                 Total Reductions to Available Funds Amount:                              344,082.82

                 Total Available Funds:                                                            20,243,621.